UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2017 (September 12, 2017)

Global Medical REIT Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-37815	46-4757266
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 Montgomery Lane, Suite 450 Bethesda, MD 20814
(Address of Principal Executive Offices) (Zip Code)

(202) 524-6851
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 12, 2017, Global Medical REIT Inc. (the “Company”), Inter-American Management LLC, the external manager of the Company (the “Manager”) and Global Medical REIT L.P., the Company’s operating partnership (the “Operating Partnership”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with FBR Capital Markets & Co. as representative (the “Representative”) of the several underwriters named therein (the “Underwriters”), for the sale of 2,700,000 shares of its 7.50% Series A cumulative redeemable preferred stock, par value $0.001 per share (the “Series A Preferred Stock”) at a public offering price of $25.00 per share. Pursuant to the terms of the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 405,000 shares of Series A Preferred Stock at the public offering price per share to cover over-allotments, if any. On September 14, 2017 the Company received notice pursuant to the Underwriting Agreement that the Underwriters exercised their over-allotment option in full. The Company estimates that the net proceeds from the offering, including shares issuable pursuant to the Underwriters’ exercise of the over-allotment option and after deducting underwriting discounts and commissions and estimated offering expenses paid or payable by the Company, will be approximately $75 million.

The offering was made pursuant to a shelf registration statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 18, 2017 (File No. 333-217360), as amended on June 15, 2017, a base prospectus, dated June 19, 2017, included as part of the registration statement, and a prospectus supplement, dated September 12, 2017, filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”).

The Company intends to contribute the net proceeds from the offering to its Operating Partnership in exchange for 7.50% Series A cumulative redeemable preferred units. The Operating Partnership intends to use the proceeds for general corporate purposes, including funding new acquisitions, and repaying indebtedness. A copy of the amendment to the Partnership Agreement relating to the 7.50% Series A cumulative redeemable preferred units is filed as Exhibit 10.1 and is incorporated herein by reference.

The Company, the Manager and the Operating Partnership made certain customary representations, warranties and covenants concerning the Company, the Manager, the Operating Partnership and the registration statement in the Underwriting Agreement and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make in respect of those liabilities.

The Underwriters have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Company or its affiliates. The Underwriters have received, and may in the future receive, customary fees and commissions for these transactions.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 and incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibits 1.1 and 10.1. In connection with the filing of the Underwriting Agreement, the Company is filing as Exhibits 5.1 and 8.1 hereto opinions of its counsel, Venable LLP and Vinson & Elkins L.L.P.

Item 3.03	Material Modification to Rights of Security Holders.

Upon issuance of the Series A Preferred Stock referenced in Item 5.03 below, the ability of the Company to make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment on, any other shares of capital stock of the Company ranking junior to or on a parity with the Series A Preferred Stock, will be subject to certain restrictions in the event that the Company does not declare distributions on the Series A Preferred Stock during any distribution period. The terms of the Series A Preferred Stock are set forth in the Articles Supplementary to the Company’s charter, that are filed as Exhibit 3.1 hereto and incorporated herein by reference. The form of Series A Preferred Stock Certificate is filed as Exhibit 4.1 hereto.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Under the Company’s charter, the Board of Directors is authorized without further stockholder action to provide for the issuance of up to 10,000,000 shares of preferred stock. On September 14, 2017, the Company filed with the Maryland State Department of Assessments and Taxation Articles Supplementary designating 3,105,000 shares of the Company’s preferred stock as “7.50% Series A Cumulative Redeemable Preferred Stock.”

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Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 12, 2017, by and among the Company, the Operating Partnership, the Manager and the Representative.
3.1	Articles Supplementary for the 7.50% Series A Cumulative Redeemable Preferred Stock.
4.1	Specimen of 7.50% Series A Cumulative Redeemable Preferred Stock Certificate.
5.1	Opinion of Venable LLP regarding the legality of the 7.50% Series A Cumulative Redeemable Preferred Stock.
8.1	Opinion of Vinson & Elkins L.L.P. regarding certain tax matters.
10.1	First Amendment to Agreement of Limited Partnership of Global Medical REIT L.P.
23.1	Consent of Venable LLP (included in Exhibit 5.1).
23.2	Consent of Vinson & Elkins L.L.P. (included in Exhibit 8.1).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Medical REIT Inc.

By:	/s/ Jamie A. Barber
Jamie A. Barber
Secretary and General Counsel

Dated: September 14, 2017

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EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 12, 2017, by and among the Company, the Operating Partnership, the Manager and the Representative.
3.1	Articles Supplementary for the 7.50% Series A Cumulative Redeemable Preferred Stock.
4.1	Specimen of 7.50% Series A Cumulative Redeemable Preferred Stock Certificate.
5.1	Opinion of Venable LLP regarding the legality of the 7.50% Series A Cumulative Redeemable Preferred Stock.
8.1	Opinion of Vinson & Elkins L.L.P. regarding certain tax matters.
10.1	First Amendment to Agreement of Limited Partnership of Global Medical REIT L.P.
23.1	Consent of Venable LLP (included in Exhibit 5.1).
23.2	Consent of Vinson & Elkins L.L.P. (included in Exhibit 8.1).

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